===============================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                ________________

                                   FORM 8-K/A
                                ________________

             CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                                 April 14, 2000

       Date of Report (Date of earliest event reported: March 29, 2000)


                        Commission File Number 000-27329
                                ________________

                                CYBERGOLD, INC.
             (Exact Name of Registrant as Specified in Its Charter)

       Delaware                         7311                    94-3212392
(State of Incorporation)    (Primary Standard Industrial     (I.R.S. Employer
                                 Classification Code)

                           1330 Broadway, 12th Floor
                           Oakland, California 94612
   (Address, including Zip Code, of Registrant's Principal Executive Offices)

                                 (510) 302-3000
              (Registrants Telephone Number, Including Area Code)

          Securities Registered Pursuant to Section 12(b) of the Act:

                                 Not Applicable
         (Former name or former address, if changed since last report)

ITEM 2.

On April 14, 2000, Cybergold, Inc. filed a Form 8-K to report it completed the acquisition of itarget.com, inc., a California corporation ("itarget") effective March 29, 2000 with certain state regulatory approvals received on April 3, 2000. Pursuant to Item 7 of Form 8-K, Cybergold indicated that it would file certain financial information no later than the date required by Item 7 of Form 8-K. This Amendment No. 1 is being filed to provide such financial information.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

     See exhibit 20.1 for the audited financial statements of itarget.com, inc. as of and for the year ended December 31, 1999 and the period from June 3, 1998 (inception) to December 31, 1998.

(b)  UNAUDITED PRO FORMA FINANCIAL INFORMATION

           The following unaudited pro forma condensed combined financial statements give effect to the merger between Cybergold, Inc. ("Cybergold" or the Company) and itarget.com, inc. ("itarget"), which occurred on March 29, 2000 with certain state regulatory approvals received on April 3, 2000. The itarget acquisition was accounted for under the pooling-of-interests method of accounting in accordance with APB Opinion No. 16. Under the pooling-of-interests method of accounting, all periods prior to the acquisition are restated to include the accounts and results of operations as though the companies were combined for all periods presented.

           The unaudited pro forma condensed combined balance sheet has been prepared to reflect the itarget merger as if it occurred on December 31, 1999. The unaudited pro forma condensed combined statements of operations reflect the results of operations of Cybergold and itarget for the year ended December 31, 1999, and the period from June 3, 1998 (inception) to December 31, 1998 as if the itarget acquisition occurred on December 31, 1999.

           The unaudited pro forma condensed combined financial statements are presented for illustrative purposes only and are not necessarily indicative of the combined financial position or results of operations in future periods or the results that actually would have been realized had Cybergold and itarget been a combined company during the specified periods. In the opinion of management, all adjustments necessary to present fairly such pro forma financial information have been made to the financial statements, and are reflected in the accompanying notes. The unaudited pro forma condensed combined financial statements, including the notes thereto, are qualified in their entirety by reference to, and should be read in conjunction with, historical consolidated financial statements and the related notes thereto of Cybergold included in its registration statement on Form S-1 (No. 333-79067) as amended and Form 10-K on file with the SEC, and the audited financial statements of itarget included in this filing.

                                CYBERGOLD, INC.

             UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
                               December 31, 1999
                                (In thousands)


                                                                                                    Pro Forma
                                                                            Cybergold    itarget   Adjustments   Combined
                                                                            ---------    -------   -----------   --------
Current assets:
 Cash & cash equivalents........................................             $ 16,747    $   518       $    --   $ 17,265
 Short term investments.........................................               27,822         --            --     27,822
 Accounts receivable, net.......................................                1,758         41            --      1,799
 Prepaid expenses & other current assets........................                  693         16            --        709
                                                                             --------    -------       -------   --------
   Total current assets.........................................               47,020        575            --     47,595
Property & equipment, net.......................................                  992        315            --      1,307
Intangible assets, net..........................................                  317         --            --        317
Deposits and other assets.......................................                   62         72            --        134
                                                                             --------    -------       -------   --------
   Total assets.................................................             $ 48,391    $   962       $    --   $ 49,353
                                                                             ========    =======       =======   ========

Liabilities & Stockholders' Equity (Deficit)
Current liabilities
 Accounts payable & accrued liabilities.........................             $  4,570    $ 1,090       $    --   $  5,660
 Notes payable, current portion                                                    65         --            --         65
 Obligations under capital leases, current......................                  136         --            --        136
 Deferred revenue...............................................                  643         --            --        643
 Accrued merger expenses........................................                   --         --         2,142      2,142
                                                                             --------    -------       -------   --------
   Total current liabilities....................................                5,414      1,090         2,142      8,646

Obligations under capital leases, net of current................                   90         --            --         90
Notes payable, net of current maturities........................                  299         --            --        299
                                                                             --------    -------       -------   --------
   Total liabilities............................................                5,803      1,090         2,142      9,035

Stockholders' equity (deficit):
 Series A Convertible preferred stock...........................                   --          1            (1)        --
 Series B Convertible preferred stock...........................                   --         --            --         --
 Common stock...................................................                    3          2            (2)         3
 Additional paid-in capital.....................................               67,653      1,991             3     69,647
 Deferred compensation..........................................               (1,313)        --            --     (1,313)
 Retained deficit...............................................              (23,755)    (2,122)       (2,142)   (28,019)
                                                                             --------    -------       -------   --------

   Total stockholders' equity (deficit).........................               42,588       (128)       (2,142)    40,318
                                                                             --------    -------       -------   --------
   Total liabilities and stockholders' equity(deficit)                       $ 48,391    $   962       $    --   $ 49,353
                                                                             ========    =======       =======   ========

                 See accompanying notes to unaudited pro forma
                   condensed combined financial statements.

                                CYBERGOLD, INC.

        UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS
                     FOR THE YEAR ENDED DECEMBER 31, 1999
                     (In thousands, except per share data)


                                                    Cybergold     itarget      Combined
                                                   -----------  -----------   ----------
Revenues, net:
 Transaction.....................................  $    3,316   $     -       $    3,316
 Custom Marketing Services and Other.............       1,987          180         2,167
                                                   ----------   ----------    ----------
  Total revenues.................................       5,303          180         5,483
Cost of revenues:
 Transaction.....................................       1,594            -         1,594
 Custom Marketing Services and Other.............         278           56           334
                                                   ----------   ----------    ----------
  Total cost of revenues.........................       1,872           56         1,928
                                                   ----------   ----------    ----------
Gross margin.....................................       3,431          124         3,555

Operating expenses:
 Product development.............................       2,670          517         3,187
 Sales and marketing.............................       8,312          846         9,158
 General and administrative......................       2,516          836         3,352
 Amortization of deferred compensation...........         735            -           735
                                                   ----------   ----------    ----------
  Total operating expenses.......................      14,233        2,199        16,432
                                                   ----------   ----------    ----------

Loss from operations.............................     (10,802)      (2,075)      (12,877)
Interest income..................................         740            -           740
                                                   ----------   ----------    ----------

Net Loss.........................................     (10,062)      (2,075)      (12,137)
Dividend attributable to Preferred Stockholders..      (1,571)           -        (1,571)
                                                   ----------   ----------    ----------


Net Loss attributable to Common Stockholders.....  $  (11,633)  $   (2,075)   $  (13,708)
                                                   ==========   ==========    ==========

Loss per Common Share:
 Basic and diluted...............................  $    (1.40)                $    (1.45)

Weighted Average Common Shares Outstanding:
 Basic and diluted...............................   8,308,482                  9,463,801


                 See accompanying notes to unaudited pro forma
                   condensed combined financial statements.

                                CYBERGOLD, INC.

      UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS OF CYBERGOLD, INC. FOR THE YEAR ENDED DECEMBER 31, 1998 AND OF ITARGET.COM FOR THE
             PERIOD JUNE 3, 1998 (INCEPTION) TO DECEMBER 31, 1998
                     (In thousands, except per share data)


                                                    Cybergold     itarget       Combined
                                                   -----------  -----------   -----------
Revenues, net:
 Transaction.....................................  $      628   $       --    $      628
 Custom Marketing Services and Other.............         377           --           377
                                                   ----------   ----------    ----------
  Total revenues.................................       1,005           --         1,005
Cost of revenues:
 Transaction.....................................         293           --           293
 Custom Marketing Services and Other.............         173           --           173
                                                   ----------   ----------    ----------
  Total cost of revenues.........................         466           --           466
                                                   ----------   ----------    ----------
Gross margin.....................................         539           --           539

Operating expenses:
 Product development.............................       1,701           25         1,726
 Sales and marketing.............................       2,695           --         2,695
 General and administrative......................         792           22           814
 Amortization of deferred compensation...........         198           --           198
                                                   ----------   ----------    ----------
  Total operating expenses.......................       5,386           47         5,433
                                                   ----------   ----------    ----------

Loss from operations.............................      (4,847)         (47)       (4,894)
Interest income..................................          78           --            78
                                                   ----------   ----------    ----------

Net Loss.........................................      (4,769)         (47)       (4,816)
Dividend attributable to Preferred Stockholders..        (660)          --          (660)
                                                   ----------   ----------    ----------


Net Loss attributable to Common Stockholders.....  $   (5,429)  $      (47)   $   (5,476)
                                                   ==========   ==========    ==========

Loss per Common Share:
 Basic and diluted...............................      $(1.35)                    $(1.18)

Weighted Average Common Shares Outstanding:
 Basic and diluted...............................   4,020,393                  4,648,008


                 See accompanying notes to unaudited pro forma
                   condensed combined financial statements.

                                CYBERGOLD, INC.
                    NOTES TO UNAUDITED PRO FORMA CONDENSED
                         COMBINED FINANCIAL STATEMENTS

1.   BASIS OF PRESENTATION

           Pursuant to an Agreement and Plan of Reorganization, Cybergold issued 1,829,841 shares of common stock in exchange for all outstanding shares of itarget capital stock, and all outstanding stock options and warrants to acquire itarget capital stock. The acquisition was accounted for as a pooling of interests in accordance with APB No. 16 and accordingly, the Company's financial statements have been restated to include the results of operations of itarget. The pro forma combined statements of operations reflects the restatement of Cybergold's financial statements as if the companies had been combined for all periods presented, and the pro forma combined balance sheet has been adjusted to reflect the merger as if it had occurred on December 31, 1999.

2.   PRO FORMA ADJUSTMENTS

           Pro forma adjustments to the December 31, 1999 unaudited pro forma condensed combined balance sheet have been prepared to reflect the conversion of the itarget preferred stock to Cybergold common stock, to reflect the conversion of itarget's common stock par value to that of Cybergold and to reflect the accrual of approximately $2.14 million of merger related costs consisting primarily of payments to itarget management in connection with employment agreements as well as legal, accounting and investment banking fees.

3.   PRO FORMA LOSS PER COMMON SHARE

           The unaudited pro forma condensed combined net loss per share, basic and diluted, is based upon the weighted average number of common shares of Cybergold and common and convertible preferred shares of itarget. itarget common and convertible preferred shares are converted using the applicable merger exchange ratio.

4.   CONFORMING AND RECLASSIFICATION ADJUSTMENTS

           There were no adjustments required to conform the accounting policies of itarget. There were no intercompany transactions in the periods presented.


(c)  EXHIBITS

     The following exhibits are filed herewith:

     20.1 itarget.com, inc. audited financial statements for the year ended December 31, 1999 and period from June 3, 1998 (inception) to December 31, 1998


     23.1 Consent of Singer Lewak Greenbaum & Goldstein LLP, Independent Accountants

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 CYBERGOLD, INC.


Date: June 13, 2000            By:  /S/ John D. Steuart
                                    Chief Financial Officer
                                   (Principal Financial Officer)